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                                                                    Exhibit 10.4

                             STOCK OPTION AGREEMENT

                            (Incentive Stock Option)
                            ------------------------

         THIS AGREEMENT is made to be effective as of January 4, 1995 (the "GRANT DATE"), by and between Borror Corporation, an Ohio corporation (the "COMPANY"), and Robert A. Meyer, Jr. (the "OPTIONEE").

                                   WITNESSETH:
                                   -----------

         WHEREAS, the Board of Directors of the COMPANY adopted the Borror Corporation Incentive Stock Plan (the "PLAN") on February 28, 1994; and

         WHEREAS, the shareholders of the COMPANY, upon the recommendation of the COMPANY's Board of Directors, approved the PLAN on March 3, 1994; and

         WHEREAS, on the date of this Agreement the OPTIONEE holds an option (the "ORIGINAL OPTION") to purchase fifteen thousand (15,000) SHARES, pursuant to that certain stock option agreement dated March 9, 1994, between the COMPANY and the OPTIONEE;

         WHEREAS, the exercise price per SHARE of the ORIGINAL OPTION is Eleven and 50/100 Dollars ($11.50) which was the fair market value per SHARE on the date of grant of the ORIGINAL OPTION;

         WHEREAS, the fair market value per SHARE on the GRANT DATE is Four and 50/100 Dollars ($4.50), which is greater than the exercise price;

         WHEREAS, pursuant to the provisions of the PLAN, the Board of Directors of the COMPANY has appointed a committee (the "COMMITTEE") to administer the PLAN, and the COMMITTEE has determined that the ORIGINAL OPTION no longer provides an incentive to the OPTIONEE, as intended by the COMMITTEE when granting the ORIGINAL OPTION;

         WHEREAS, the COMMITTEE has determined to cancel the ORIGINAL OPTION and in replacement thereof to grant the OPTIONEE an option to purchase the same number of SHARES (that is, 15,000 SHARES) at an exercise price equal to 100% of the Fair Market Value (as that term is defined in the PLAN) on the GRANT DATE;

         NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreement, intending to be legally bound thereby:

         1. PLAN AS CONTROLLING. All terms and conditions of the PLAN, as it may be amended from time to time, applicable to options granted thereunder shall be deemed incorporated herein by reference. A copy of the PLAN as in effect on the date of this Agreement is attached hereto as Annex A. In the event that any provision in this Agreement conflicts with any term in the PLAN, the term in the PLAN shall be deemed controlling.

         2. CANCELLATION OF ORIGINAL OPTION AND GRANT OF REPLACEMENT OPTION. The COMPANY hereby cancels and the OPTIONEE agrees to the cancellation of, the ORIGINAL OPTION. In replacement of the ORIGINAL OPTION, the COMPANY hereby grants to the OPTIONEE an option (the



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"REPLACEMENT OPTION") to purchase fifteen thousand (15,000) shares. The
REPLACEMENT OPTION is intended to qualify as an incentive stock option under
Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

         3.       TERMS AND CONDITIONS OF THE OPTION.

         (A) EXERCISE PRICE. The purchase price (the "EXERCISE PRICE") to be paid by the OPTIONEE to the COMPANY upon the exercise of the REPLACEMENT OPTION shall be $4.50 per SHARE, being 100% of the Fair Market Value (as that term is defined in the PLAN) of the SHARES on the GRANT DATE.

         (B) EXERCISE OF THE OPTION. The OPTIONEE may exercise the REPLACEMENT OPTION, from time to time, and at any time, after the SHARES subject thereto have vested. Subject to the provisions of the PLAN and the other provisions of this Agreement, the REPLACEMENT OPTION shall remain exercisable as to the SHARES subject thereto which have vested until the date of expiration of the REPLACEMENT OPTION term. In accordance with the vesting schedule set forth below, twenty percent (20%) of the SHARES subject to the REPLACEMENT OPTION shall vest for the first time on each of the first, second, third, fourth and fifth year anniversaries, respectively, of the GRANT DATE.


                                                   Anniversaries of the GRANT DATE
                                                   -------------------------------

                      First Year        Second Year         Third Year         Fourth Year         Fifth Year
                      20% Vested        40% Vested          60% Vested         80% Vested         100% Vested
                      ----------        ----------          ----------         ----------         -----------
                         Total             Total               Total              Total               Total
                       Number of         Number of           Number of          Number of           Number of
                    SHARES Vested      SHARES Vested       SHARES Vested      SHARES Vested      SHARES Vested
                    -------------      -------------       -------------      -------------      -------------
                        3,000               3,000              3,000              3,000               3,000

         The grant of this REPLACEMENT OPTION shall not confer upon the OPTIONEE any right to continue in the employment of the COMPANY or any Subsidiary nor limit in any way the right of the COMPANY or a Subsidiary to terminate the employment of the OPTIONEE at any time.

         (C) FULL VESTING UPON CHANGE IN CONTROL. Notwithstanding the foregoing, the REPLACEMENT OPTION shall fully vest with respect to all SHARES subject thereto upon the occurrence of a "CHANGE IN CONTROL." For purposes of this Agreement, the term "CHANGE IN CONTROL" shall mean the occurrence of any event which results in either: (a) Borror Realty Company's failing to own at least thirty percent (30%) of the combined voting power of the then outstanding voting securities of the COMPANY entitled to vote generally in the election of directors; or (b) both Donald Borror and Douglas Borror ceasing to be directors and officers of the COMPANY.

         (D) OPTION TERM. The REPLACEMENT OPTION shall in no event be exercisable after the expiration of ten (10) years from the GRANT DATE.

         (E) METHOD OF EXERCISE. The REPLACEMENT OPTION may be exercised by giving written notice of exercise to the COMMITTEE in care of the Treasurer of the COMPANY stating the number of SHARES subject to the REPLACEMENT OPTION in respect of which it is being exercised. The OPTIONEE shall be required, as a condition precedent to the OPTIONEE's right to exercise the REPLACEMENT OPTION and at the OPTIONEE's expense, to supply the COMMITTEE with such evidence, representations and agreements as the COMMITTEE may deem necessary or desirable to establish the OPTIONEE's right to exercise the



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REPLACEMENT OPTION and the propriety OF THE SALE OF THE shares by reason of such exercise under the Securities Act of 1933, as amended from time to time (the "Securities Act"), and any other laws or requirements of any governmental authority. Without limiting the generality of the foregoing, the REPLACEMENT OPTION shall not be exercisable unless the sale of the SHARES by reason of such exercise has been registered under the Securities Act and all other applicable securities laws of any jurisdiction or unless such sale is exempt from such registration requirements.

         Payment of the EXERCISE PRICE for all such SHARES shall be made to the COMPANY at the time the REPLACEMENT OPTION is exercised in such form as authorized by Section 6(d) of the PLAN. After payment in full for the SHARES purchased under the REPLACEMENT OPTION has been made, the COMPANY shall take all such action as is necessary to deliver appropriate stock certificates evidencing the SHARES purchased upon the exercise of the REPLACEMENT OPTION as promptly thereafter as is reasonably practicable.

         (F) SATISFACTION OF TAXES AND TAX WITHHOLDING REQUIREMENTS. The COMPANY or a Subsidiary shall be entitled and is authorized, if the COMMITTEE deems it necessary or desirable, to withhold (or secure payment from the OPTIONEE in lieu of withholding) as provided in Section 10(e) of the PLAN. The COMPANY may defer delivery of any SHARES pursuant to the exercise of the REPLACEMENT OPTION unless indemnified to its satisfaction in this regard.

         4. ADJUSTMENTS AND CHANGES IN THE SHARES SUBJECT TO THE REPLACEMENT OPTION. In the event that any dividend or other distribution (whether in the form of SHARES, other securities or other property), recapitalization, stock split, reverse stock slit, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of SHARES or other securities of the COMPANY, issuance of warrants or other rights to purchase SHARES or other securities of the COMPANY, or other similar corporate transaction or event affects the SHARES such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the PLAN to the OPTIONEE, then the COMMITTEE shall proportionately adjust either or both (as necessary) of: (i) the number of SHARES or other securities of the COMPANY (or number and kind of other securities or property) subject to the REPLACEMENT OPTION; and (ii) the EXERCISE PRICE with respect to the REPLACEMENT OPTION.

         5. NON-ASSIGNABILITY OF THE REPLACEMENT OPTION.

         (A) During the lifetime of the OPTIONEE, the REPLACEMENT OPTION shall not be assignable or transferable and may be exercised only by the OPTIONEE, or, if permissible under applicable law, by the OPTIONEE's guardian or legal representative or a transferee receiving the REPLACEMENT OPTION pursuant to a qualified domestic relations order ("QDRO"), as determined by the COMMITTEE.

         (B) The REPLACEMENT OPTION may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the OPTIONEE otherwise than by will or the laws of descent and distribution or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the COMPANY or any Subsidiary.

         6. EXERCISE AFTER TERMINATION OF EMPLOYMENT.


         (A) Except as otherwise provided in this Agreement or in the PLAN, the REPLACEMENT OPTION: (i) is exercisable only by the OPTIONEE; (ii) is exercisable only while the OPTIONEE is in the employment of the COMPANY or a Subsidiary of the COMPANY and then only if the REPLACEMENT OPTION has become exercisable by its terms; and (iii) if not exercisable by its terms at the time the



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OPTIONEE ceases to be in the employment of the COMPANY and its Subsidiaries, shall immediately expire on the date of termination of employment.

         (B) Except as otherwise provided in this Section 6, if the REPLACEMENT OPTION is exercisable by its terms at the time the OPTIONEE ceases to be in the employment of the COMPANY, by reason of retirement or otherwise, it must be exercised on or before the earlier of three months after the date of termination of employment or the fixed expiration date of the REPLACEMENT OPTION, after which period the REPLACEMENT OPTION shall expire.

         (C) In the event of the death of the OPTIONEE while in the employment of the COMPANY, the unexercised portion of the REPLACEMENT OPTION (to the extent then exercisable by its terms) shall be exercisable by his estate for a period ending on the earlier of the fixed expiration date of the REPLACEMENT OPTION OR twelve months after the date of death, after which period the REPLACEMENT OPTION shall expire. For purposes hereof, the estate of the OPTIONEE shall be defined to include the legal representative thereof or any person who has acquired the right to exercise the REPLACEMENT OPTION by reason of the death of the OPTIONEE.

         (D) In the event of the termination of employment by reason of the "disability" of the OPTIONEE, the unexercised portion of the REPLACEMENT OPTION (to the extent then exercisable by its terms) shall be exercisable by the OPTIONEE for a period ending on the earlier of twelve months after the termination of employment or the fixed expiration date of the REPLACEMENT OPTION. For purposes hereof, "disability" shall have the same meaning as that set forth for that term in Section 22(e)(3) of the CODE, or any successor provision as in effect from time to time.

         7. RESTRICTIONS ON TRANSFERS OF SHARES. Anything contained in this Agreement or elsewhere to the contrary notwithstanding, the REPLACEMENT OPTION may not be exercised if the COMMITTEE determines that the sale of SHARES upon exercise of the REPLACEMENT OPTION may violate the Securities Act or any other law or requirement of any governmental authority. Any appropriate restrictive legend shall be placed on certificates representing SHARES acquired upon the exercise of the REPLACEMENT OPTION, unless the COMMITTEE determines, upon the advice of counsel to the COMPANY, that such legend is not required because of the existence of an effective registration statement registering the SHARES under the Securities Act or because of all applicable federal and state legal requirements have been satisfied.

         8. NO RIGHTS OF THE OPTIONEE AS A SHAREHOLDER. The OPTIONEE shall have no rights as a shareholder of the COMPANY with respect to any SHARES covered by the REPLACEMENT OPTION until the date of issuance of a certificate to the OPTIONEE evidencing such SHARES.

         9. GOVERNING LAW. The rights and obligations of the OPTIONEE and the COMPANY under this Agreement shall be governed by and construed in accordance with the laws of the State of Ohio (without giving effect to the conflict of laws principles thereof) in all respects, including, without limitation, matters relating to the validity, construction, interpretation, administration, effect, enforcement, and remedies provisions of the PLAN and its rules and regulations, except to the extent preempted by applicable federal law.

         10. RIGHTS AND REMEDIES CUMULATIVE. All rights and remedies of the COMPANY and of the OPTIONEE enumerated in this Agreement shall be cumulative and, except as expressly provided otherwise in this Agreement, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.




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         11. CAPTIONS. The captions contained in this Agreement are included only for convenience of reference and do not define, limit, explain or modify this Agreement or its interpretation, construction or meaning and are in no way to be construed as a part of this Agreement.

         12. SEVERABILITY. If any provision of this Agreement or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this Agreement or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this Agreement that if any provision of this Agreement is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

         13. NUMBER AND GENDER. When used in this Agreement, the number and gender of each pronoun shall be construed to be such number and genera as the context, circumstances or its antecedent may require.

         14. AMENDMENT, ETC. OF REPLACEMENT OPTION. The COMMITTEE may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, the REPLACEMENT OPTION, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of the OPTIONEE or any holder or beneficiary of the REPLACEMENT OPTION shall not to that extent be effective without the consent of the OPTIONEE, holder or beneficiary.

         15. ENTIRE AGREEMENT. This Agreement, including the PLAN as amended from time to time incorporated by referenced herein, constitutes the entire agreement between the COMPANY and the OPTIONEE in respect of the subject matter of this Agreement, and this Agreement supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this Agreement. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding upon any party hereto unless contained in a writing signed by the party to be charged.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed to be effective as of the date first above written.

                                               COMPANY:

                                               BORROR CORPORATION



                                               By: /s/Douglas G. Borror
                                                   ---------------------------
                                                   Douglas G. Borror
                                                   President

                                               OPTIONEE:


                                               /s/Robert A. Meyer, Jr.
                                               -------------------------------
                                               Robert A. Meyer, Jr.



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